GLOBAL             PARTNERS             INCOME             FUND             INC.

March 20, 2002
Dear Shareholders:

We are pleased to provide the semi-annual report for Global Partners Income Fund Inc. ('Fund') for the period ended February 28, 2002. Included in this report are the financial statements, an analysis of the Fund's performance versus its benchmarks, a commentary on the emerging-debt markets and the U.S. high-yield bond market, and a listing of the Fund's investments as of February 28, 2002.

FUND PERFORMANCE

During the six months ended February 28, 2002, the net asset value ('NAV')(1) of the Fund decreased from $10.77 per share at August 31, 2001 to $10.50 per share at February 28, 2002. In addition, income dividends totaling $0.71 were paid during this period. Assuming reinvestment of these dividends in additional shares of the Fund, the total rate of return based on the NAV for the period was 4.54%.

U.S. HIGH-YIELD BONDS(2)

MARKET AND FUND OVERVIEW

For the six months ended February 28, 2002, the U.S. high-yield market returned negative 1.77%, as measured by the Salomon Smith Barney High Yield Market Index ('SSB High Yield Market Index'),(3) as the market struggled to recover from the impact of September 11th. Net mutual-fund inflows and lower interest rates battled to push the market higher, while negative economic data, equity-market declines, accounting questions and heightened focus on credit-rating downgrades pressured the market to the downside. The September 11th tragedy caused the U.S. high-yield market to record its worst month of performance (negative 7.20%) since the SSB High Yield Market Index began in January 1989. These events introduced heightened volatility into the U.S. high-yield market and had a particularly adverse impact on valuations of bonds from issuers in industries with more cyclical exposure or with exposure to the tourism and airline sectors.

Despite continued economic weakness and the uncertain economic consequences of the events of September 11th, the high-yield market rebounded in the four months following the poor September

---------
(1) The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the Fund's shares outstanding. The NAV fluctuates with changes in the market price of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by supply of and demand for the Fund's shares.

(2) High-yield bonds are subject to additional risks such as the increased risk of default because of the lower credit quality of the issues.

(3) The SSB High Yield Market Index is a broad-based unmanaged index of high-yield securities. Please note that an investor cannot invest directly in an index.

GLOBAL             PARTNERS             INCOME             FUND             INC.

performance. Strong U.S. Treasury security gains, bargain hunters in search of oversold securities, and the reversal of mutual-fund flows to $4.7 billion of inflows(4) compared to almost $2 billion in redemptions in September(5) contributed in part to the market rally. The U.S. high-yield market declined to end the six-month period as volatility increased due to Enron's collapse and the related accounting concerns and increased downgrade activity by the rating agencies.

For the period, the U.S. high-yield market's top-performing sectors included: containers, restaurants, housing-related, food/beverages, consumer products and healthcare. The containers sector rebounded from lower raw-material prices and depressed levels in 2000. Operational improvements and asset sales enabled the restaurants sector to return from what we considered to be oversold prices in the prior year. The housing-related sector benefited from better than expected new-home sales, whereas we think the food/beverages, consumer products and healthcare sectors benefited from a flight to quality to non-cyclicals.

The worst performing sectors for the period included telecommunications, airlines, automotive, utilities, metals/mining and supermarkets/drugstores. The telecommunications sector suffered as declining asset values, excess capacity and weaker than expected revenue growth caused many telecommunications companies to enter into Chapter 11 bankruptcy. The airlines industry was negatively impacted by the terror attacks and the subsequent dramatic slowdown in air travel. The automotive sector suffered due to the falloff in production schedules and continued pricing pressure from original-equipment manufacturers. The utilities sector declined due to accounting and balance-sheet concerns sparked by Enron's collapse and the metals/mining sector suffered from the continued concerns over the depth and duration of the economic downturn. Disappointing results from Rite Aid caused the supermarkets/drugstores sector to underperform.

In terms of credit quality, BB, B and CCC issues generated returns of 0.0%, negative 2.05% and negative 8.45%, respectively, as measured by the SSB High Yield Market Index, as investors sought safety in the higher quality credit tiers, such as BB issues, while avoiding CCC and lower quality single-B issues due to heightened credit concerns.

The Fund's performance was helped by an overweighting in the consumer products sector and by underweightings in the telecommunications, automotive, utilities, metals/mining and supermarkets/drugstores sectors. The Fund's performance was adversely affected, however, by underweightings in the containers, restaurants, housing-related and food/beverages sectors.

On February 28, 2002, the U.S. high-yield market, as measured by the SSB High Yield Market Index, yielded 11.63%, roughly in line with 11.75% on August 31, 2001. The excess yield over U.S. Treasury securities was 7.36%, roughly in line with 7.28% on August 31, 2001. Salomon Brothers Asset Management Inc ('SBAM'), the Fund's investment adviser, believes that these levels represent attractive long-term value.

---------
(4) October 1, 2001 through January 31, 2002. Source: AMG Data Services.

(5) September 1 through September 30, 2001. Source: AMG Data Services.

GLOBAL             PARTNERS             INCOME             FUND             INC.

OUTLOOK

Going forward, SBAM believes valuations in the market continue to appear attractive at yields in excess of 11.5%. Nevertheless, SBAM remains somewhat cautious, believing that the longer term positive effects of any U.S. Federal Reserve Board ('Fed') interest-rate cuts and lower long-term interest rates are partially offset by several factors in the short run, including
(i) disappointing corporate profitability, (ii) the magnitude and timing of a global economic rally, (iii) reduced secondary-market liquidity and
(iv) continued equity-market volatility. In light of these conditions, SBAM is increasing its focus on selected opportunities in the single-B credit tier, which it believes presents a more compelling risk/reward profile.

EMERGING MARKET DEBT(6)

MARKET OVERVIEW

Developments in Argentina set the tone for emerging markets during the Fund's semi-annual period. Argentina, the worst performer in the J.P. Morgan Emerging Markets Bond Index Plus ('EMBI+'),(7) returned negative 55.61%. Most notable was the reduction of the country's weighting in the Index. In January 2001, Argentina's weighting stood at 22%, the largest in the EMBI+. At the end of February 2002, it stood at 2.54%. Nonetheless, in what can only be described as a difficult period for the global financial markets, 15 out of the EMBI+'s 18 countries outperformed the Index's return for the period.

During the Fund's semi-annual period, the Fed continued easing (i.e., reducing) short-term interest rates from 3.00% to 1.75%, where they remained at the end of February 2002. The combination of a weak economy, uncertainty about downside risks, and low and falling inflation drove the Fed's rate cuts. At their meeting on January 30, 2002, the federal policymakers left the benchmark U.S. interest rate unchanged for the first time in a year, citing signs that the economy was beginning to recover from recession. The overnight target rate remains at 1.75%, a 40-year low.

Oil prices, an important driver of value in several emerging markets, experienced considerable price volatility during the period. A number of factors contributed to this volatility, including a global oversupply of oil, a slump in the aviation industry and a slowing U.S. economy. Oil prices traded in a wide range during the period, from $27.20 to $19.44 per barrel as investors focused on the declining

---------
(6) Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging or developing markets.

(7) The EMBI+ is a total-return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.

GLOBAL             PARTNERS             INCOME             FUND             INC.

demand for oil. Prices closed the period at $21.74 per barrel. In December, the Organization of the Petroleum Exporting Countries' ('OPEC')(8) 11-member cartel decided to cut production by 1.5 million barrels per day for six months starting January 1, 2002. The move follows an unprecedented agreement by five non-OPEC members, including Russia, Mexico and Norway, who participated in the cut.

Return volatility(9) for emerging market debt remained below historical levels. The volatility for the 12 months ended February 28, 2002 was 14.19%. This level gradually increased throughout 2001 as the Turkish banking crisis, the September 11th terrorist attacks and the demise of the Argentine economy all added to the uncertainty in emerging markets. SBAM believes the market's ability to view problems on a country-by-country basis and not extrapolate isolated problems into broader market risks is a positive development illustrating a maturity of the asset class.

LATIN AMERICA

Latin American debt returned negative 6.63% for the period as measured by the EMBI+, and was unquestionably affected by the deteriorating situation in Argentina. Most notable in this region was the divergence of Brazil from Argentina, as Brazilian debt returned an impressive 15.72% (as measured by the EMBI+) for the period despite Argentina's financial woes.

BRAZILIAN DEBT returned 15.72% for the period as measured by the EMBI+. The breakaway from Argentine contagion and return to positive performance was, in our opinion, the most convincing change in the Latin sector over the past six months. The events in November and December showed that the historically close relationship between Brazilian and Argentine securities may have changed. This year is an election year in Brazil and SBAM believes that will cause some near-term volatility in its markets. However, SBAM believes that Brazil is well-positioned to withstand this volatility. The Fund maintained its slight overweight in Brazilian securities relative to the benchmark for the period.

MEXICAN DEBT returned 9.34% for the period as measured by the EMBI+. Mexican debt benefited as some investors sought to reduce risk in their portfolios by selling volatile Argentine debt in exchange for more stable Mexican debt. Subdued economic activity combined with currency strength may put a cap on inflation pressures, suggesting market interest rates could decline further from current levels in 2002. More recently, in February, the market reacted favorably to the anticipated Standard & Poor's Ratings Service investment-grade upgrade and Mexican bonds rallied as sovereign spreads contracted. The Fund has maintained its exposure to Mexican debt because SBAM believes Mexico is one of the most economically stable countries in the emerging markets.

---------
(8) OPEC is an international organization of 11 developing countries, each of which is heavily reliant on oil revenues as its main source of income. Membership is open to any country that is a substantial net exporter of oil and which shares the ideals of the organization. The current members are Algeria, Indonesia, Iran, Iraq, Kuwait, Libya, Nigeria, Qatar, Saudi Arabia, the United Arab Emirates and Venezuela.

(9) Return volatility is the standard deviation of monthly returns over the period being measured.

GLOBAL             PARTNERS             INCOME             FUND             INC.

ARGENTINE DEBT returned negative 55.61% for the period as measured by the EMBI+. This was the worst performance in the Index and was the driving contributor of poor performance in the Latin American region for the period. The country continues to be mired in a four-year recession made worse by recent political turmoil. Argentina announced a debt moratorium (default) on all external debt obligations in December. President De la Rua resigned after last-minute attempts to form a coalition government with the opposition Peronist Party failed. De la Rua was in the second year of his four-year term. Recently, the Argentine government announced a series of measures to strengthen its embattled economy and move closer to an agreement with the International Monetary Fund ('IMF').(10) However, much uncertainty remains over how the situation in Argentina will play out in 2002. The country's ability to reach political consensus on a fiscal program will likely shape the near-term direction of the economy. The Fund remains underweight Argentine debt relative to the EMBI+ and SBAM continues to monitor developments in Argentina very closely.

EASTERN EUROPE/MIDDLE EAST/AFRICA

Non-Latin American debt, which represents approximately 40% of the EMBI+'s market capitalization, largely outperformed the Latin American debt for the period, returning 20.55%.

RUSSIAN DEBT, the best performer for the period, returned 30.23% as measured by the EMBI+. The Russian economy continues to benefit from high domestic consumption, abundant foreign reserves and limited external financing requirements. These improving credit fundamentals have not gone unnoticed, as Moody's Investors Service, Inc. recently revised upward its foreign-currency bond rating two notches from B2 to Ba3, citing an improved capacity on the part of Russia to service its debt. Positive comments by the government on debt reduction and the elimination of the 2003 debt hump added momentum to a supportive technical picture. SBAM remained overweight in Russian debt for the period, as it positively contributed to portfolio performance.

TURKISH DEBT returned 23.01% for the period as measured by the EMBI+. Following the September terrorist attacks on the U.S., market sentiment improved toward Turkey due to the country's strategic importance combined with its improved relations with the IMF. During the period, the IMF affirmed its commitment, granting Turkey an $11.4 billion injection to restore confidence in the banking sector. The Fund had a slight overweight position in Turkish sovereign debt, which positively contributed to the Fund's performance.

---------

(10) The IMF is an international organization of 183 member countries established to promote international monetary cooperation, exchange stability and orderly exchange arrangements.

GLOBAL             PARTNERS             INCOME             FUND             INC.

OUTLOOK

Emerging market debt returned 1.68% for the period, as measured by the EMBI+. At the beginning of the Fund's semi-annual period, emerging debt markets generally came under pressure from the developed world's economic slowdown, poor equity market performance, the terrorist attacks on the U.S. and Argentina's financial woes. However, we believe positive technicals and declining risk aversion have been driving market performance more than fundamentals since November. In SBAM's view, the recent rally in the global equity markets thus far in 2002 bodes well for the emerging debt markets. The EMBI+ (ex-Argentina) returned 14.63% for the period, relatively strong performance for such volatile financial markets. EMBI+ sovereign spreads(11) over U.S. Treasury securities closed the period at 644 basis points.(12) For the remainder of 2002, we think the prospect of U.S. recovery may be supportive for Asia and Latin America.

We appreciate your confidence and look forward to serving you in the future.

Sincerely,

Heath B. McLendon                           Stephen Treadway
Heath B. McLendon                           Stephen Treadway
Co-Chairman of the Board                    Co-Chairman of the Board

Peter J. Wilby                              Beth A. Semmel
Peter J. Wilby                              Beth A. Semmel
Executive Vice President                    Executive Vice President

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 7 through 16 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of February 28, 2002 and is subject to change.

---------
(11) Sovereign bonds are bonds issued by non-U.S. governments. Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

(12) A basis point is 0.01% or one one-hundredth of a percent.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------
Schedule of Investments (unaudited)
February 28, 2002

   FACE
  AMOUNT                                    SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Corporate Bonds -- 40.0%
Basic Industries -- 3.9%
$   450,000         Acetex Corp., 10.875% due 8/1/09............................  $    461,250
    500,000         Appleton Papers Inc., 12.500% due 12/15/08 (b)..............       472,500
  1,025,000         Applied Extrusion Technologies, Inc., 10.750% due 7/1/11....     1,081,375
  1,150,000         Berry Plastics Corp., 12.250% due 4/15/04...................     1,164,375
                    Georgia-Pacific Corp.:
    300,000         7.500% due 5/15/06..........................................       282,750
    200,000         8.875% due 5/15/31..........................................       177,250
  1,000,000         ISP Chemco Inc., 10.250% due 7/1/11.........................     1,050,000
    690,000         Millennium America Inc., 9.250% due 6/15/08.................       710,700
    400,000         OM Group, Inc., 9.250% due 12/15/11 (b).....................       415,000
    553,000         P&L Coal Holdings Corp., 8.875% due 5/15/08.................       591,019
    250,352         PCI Chemicals Canada Inc., 10.000% due 12/31/08.............       189,329
    500,000         Polymer Group Inc., 8.750% due 3/1/08 (c)...................       142,500
    550,000         Radnor Holdings Corp., 10.000% due 12/1/03..................       415,250
  1,000,000         Riverwood International Corp., 10.625% due 8/1/07...........     1,070,000
    625,000         UCAR Finance Inc., 10.250% due 2/15/12 (b)..................       645,313
                                                                                  ------------
                                                                                     8,868,611
                                                                                  ------------
Consumer Cyclicals  -- 3.3%
                    Advance Stores Co. Inc.:
    350,000         10.250% due 4/15/08 (b).....................................       370,125
    750,000         Series B, 10.250% due 4/15/08...............................       793,125
    650,000         Aztar Corp., 8.875% due 5/15/07.............................       674,375
  1,000,000         Choctaw Resort Development Enterprise, 9.250% due 4/1/09....     1,035,000
                    Cole National Group, Inc.:
    375,000         9.875% due 12/31/06.........................................       377,344
    750,000         8.625% due 8/15/07..........................................       716,250
    875,000         Finlay Fine Jewelry Corp., 8.375% due 5/1/08................       810,469
                    The Gap, Inc.:
    125,000         6.900% due 9/15/07..........................................       106,250
    240,000         8.800% due 12/15/08 (b).....................................       231,900
  1,250,000         HMH Properties, Inc., 8.450% due 12/1/08....................     1,259,375
    680,000         Mattress Discounters Co., 12.625% due 7/15/07...............       207,400
    625,000         Pillowtex Corp., 9.000% due 12/15/07 (c)....................         6,250
                    Saks Inc.:
    250,000         7.500% due 12/1/10..........................................       223,750
    500,000         9.875% due 10/1/11..........................................       500,000
                                                                                  ------------
                                                                                     7,311,613
                                                                                  ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------
Schedule of Investments (unaudited)  (continued)
February 28, 2002

   FACE
  AMOUNT                                    SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 8.7%
$ 1,000,000         Argosy Gaming Co., 10.750% due 6/1/09.......................  $  1,113,750
    625,000         Beverly Enterprises, Inc., 9.625% due 4/15/09...............       628,125
    500,000         Coast Hotels & Casino, Inc., 9.500% due 4/1/09..............       531,250
  1,175,000         CONMED Corp., 9.000% due 3/15/08............................     1,204,375
    750,000         DaVita, Inc., 9.250% due 4/15/11............................       802,500
    125,000         Elizabeth Arden, Inc., 11.750% due 2/1/11...................       113,125
    600,000         French Fragrance Inc., 10.375% due 5/15/07..................       489,000
  1,175,000         Harrah's Operating Co., Inc., 7.875% due 12/15/05...........     1,236,686
  1,461,000         Hines Horticulture, Inc., 12.750% due 10/15/05..............     1,453,695
    375,000         Home Interiors & Gifts Inc., 10.125% due 6/1/08.............       302,344
  1,500,000         Horseshoe Gaming LLC, 9.375% due 6/15/07....................     1,597,500
  1,125,000         Iasis Healthcare Corp., 13.000% due 10/15/09................     1,102,500
    550,000         InSight Health Services Corp., 9.875% due 11/1/11 (b).......       566,500
  1,065,000         MGM Grand Inc., 9.750% due 6/1/07...........................     1,159,519
    725,000         North Atlantic Trading Co., 11.000% due 6/15/04.............       670,625
                    Park Place Entertainment Corp.:
    625,000         7.875% due 12/15/05.........................................       637,500
    650,000         8.875% due 9/15/08..........................................       682,500
    500,000         PETCO Animal Supplies, Inc., 10.750% due 11/1/11 (b)........       528,750
  1,000,000         Playtex Products, Inc., 9.375% due 6/1/11...................     1,065,000
                    Revlon Consumer Products Corp.:
    200,000         8.125% due 2/1/06...........................................       129,000
    500,000         9.000% due 11/1/06..........................................       322,500
    850,000         Rite Aid Corp., 7.625% due 4/15/05..........................       488,750
  1,000,000         Station Casinos Inc., 8.375% due 2/15/08....................     1,036,250
  1,000,000         Triad Hospitals, Inc., 8.750% due 5/1/09....................     1,070,000
    375,000         Vlasic Foods International Inc., 10.250% due 7/1/09 (c).....        82,500
    500,000         Windmere-Durable Holdings, 10.000% due 7/31/08..............       502,500
                                                                                  ------------
                                                                                    19,516,744
                                                                                  ------------
Energy  -- 4.9%
    375,000         Forest Oil Corp., 8.000% due 6/15/08........................       381,563
    750,000         Grey Wolf, Inc., 8.875% due 7/1/07..........................       753,750
    683,000         Key Energy Services Inc., 14.000% due 1/15/09...............       793,134
    250,000         Nuevo Energy Co., 9.375% due 10/1/10........................       234,375
  1,000,000         Ocean Energy Inc., 8.875% due 7/15/07.......................     1,065,000
  1,000,000         Pennzoil Co., 10.250% due 11/1/05...........................     1,123,750

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------
Schedule of Investments (unaudited)  (continued)
February 28, 2002

   FACE
  AMOUNT                                    SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Energy -- 4.9% (continued)
$   500,000         Pioneer Natural Resource Co., 9.625% due 4/1/10.............  $    548,125
                    Plains Resources Inc.:
    300,000          Series B, 10.250% due 3/15/06..............................       310,500
    575,000          Series F, 10.250% due 3/15/06..............................       595,125
  1,000,000         Pride International, Inc., 9.375% due 5/1/07................     1,045,000
    500,000         R&B Falcon Corp., 9.500% due 12/15/08.......................       578,125
  2,000,000         United Refining Co., 10.750% due 6/15/07....................     1,650,000
    500,000         Vintage Petroleum, Inc., 9.750% due 6/30/09.................       485,000
    810,000         Western Gas Resources, Inc., 10.000% due 6/15/09............       852,525
    500,000         Westport Resources Corp., 8.250% due 11/1/11 (b)............       510,000
                                                                                  ------------
                                                                                    10,925,972
                                                                                  ------------
Finance Services  -- 1.4%
    987,700         Airplanes Pass-Through Trust, 10.875% due 3/15/19...........       207,417
  1,000,000         FelCor Lodging L.P., 9.500% due 9/15/08.....................     1,052,500
  1,000,000         MeriStar Hospitality Corp., 9.125% due 1/15/11..............     1,000,000
    750,000         Sovereign Bancorp, Inc., 10.500% due 11/15/06...............       817,500
                                                                                  ------------
                                                                                     3,077,417
                                                                                  ------------
Housing Related  -- 0.6%
    375,000         American Standard Cos. Inc., 8.250% due 6/1/09..............       393,750
    875,000         Nortek, Inc., 8.875% due 8/1/08.............................       897,969
                                                                                  ------------
                                                                                     1,291,719
                                                                                  ------------
Manufacturing  -- 1.4%
  1,750,000         Breed Technologies Inc., 9.250% due 4/15/08 (c).............           175
    250,000         Collins & Aikman Products, 10.750% due 12/31/11 (b).........       240,625
    250,000         Dura Operating Corp., 9.000% due 5/1/09.....................       240,000
    425,000         Fedders North America Inc., 9.375% due 8/15/07..............       304,406
    350,000         Foamex L.P., 9.875% due 6/15/07.............................       281,750
    500,000         Jordan Industries, Inc., 10.375% due 8/1/07.................       292,500
    500,000         Moll Industries, Inc., 10.500% due 7/1/08...................        92,500
    700,000         Sequa Corp., 9.000% due 8/1/09..............................       691,250
  1,000,000         Terex Corp., 10.375% due 4/1/11.............................     1,080,000
                                                                                  ------------
                                                                                     3,223,206
                                                                                  ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------
Schedule of Investments (unaudited)  (continued)
February 28, 2002

   FACE
  AMOUNT                                    SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Media and Cable -- 7.8%
                    Adelphia Communications Corp.:
$   275,000         10.250% due 11/1/06.........................................  $    284,625
    175,000         10.250% due 6/15/11.........................................       181,125
  1,000,000         Century Communications Corp., zero coupon due 1/15/08.......       520,000
                    Charter Communications Holdings LLC:
    250,000         10.250% due 1/15/10.........................................       245,000
  1,050,000         Zero coupon until 1/15/05, 11.750% thereafter, due
                     1/15/10....................................................       719,250
  1,405,000         Zero coupon until 4/1/04, 9.920% thereafter, due 4/1/11.....       987,012
                    CSC Holdings Inc.:
  1,000,000         9.875% due 2/15/13..........................................     1,045,000
  1,100,000         10.500% due 5/15/16.........................................     1,204,500
                    EchoStar DBS Corp.:
    750,000         9.125% due 1/15/09 (b)......................................       764,063
    875,000         9.375% due 2/1/09...........................................       903,437
    800,000         Hollinger International Publishing Inc., 9.250% due
                     2/1/06.....................................................       826,000
  1,175,000         Insight Midwest L.P., 10.500% due 11/1/10...................     1,269,000
    750,000         Mediacom LLC, 9.500% due 1/15/13............................       787,500
    550,000         Nextmedia Operating Inc., 10.750% due 7/1/11 (b)............       588,500
                    NTL Communications Corp.:
    180,000         11.500% due 10/1/08.........................................        62,100
    900,000         Zero coupon until 10/1/03, 12.375% thereafter, due
                     10/1/08....................................................       274,500
                    NTL Inc.:
    100,000         12.750% due 4/15/05.........................................        35,500
    375,000         11.500% due 2/1/06..........................................       136,875
    800,000         10.000% due 2/15/07.........................................       292,000
    750,000         Zero coupon until 4/1/03, 9.750% thereafter, due 4/1/08.....       240,000
                    Quebecor World Inc.:
    875,000         8.375% due 11/15/08.........................................       912,188
    125,000         7.750% due 2/15/09..........................................       126,563
    750,000         R.H. Donnelly Inc., 9.125% due 6/1/08.......................       784,687
  1,000,000         Radio One, Inc., 8.875% due 7/1/11..........................     1,057,500
  1,000,000         Rogers Communications Inc., 8.875% due 7/15/07..............       995,000
                    Telewest Communications PLC:
  1,065,000         11.250% due 11/1/08.........................................       601,725
    390,000         Zero coupon until 2/1/05, 11.375% thereafter, due 2/1/10....       138,450
                    United Pan-European Communications N.V. (c):
    100,000         10.875% due 8/1/09..........................................        13,500

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------
Schedule of Investments (unaudited)  (continued)
February 28, 2002

   FACE
  AMOUNT                                    SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Media and Cable -- 7.8% (continued)
$ 1,075,000         11.250% due 2/1/10..........................................  $    145,125
    675,000         11.500% due 2/1/10..........................................        91,125
    850,000         Zero coupon until 11/1/04, 13.375% thereafter, due
                     11/1/09....................................................        89,250
    325,000         Zero coupon until 2/1/05, 13.750% thereafter, due 2/1/10....        32,500
  1,125,000         Yell Finance, 10.750% due 8/1/11............................     1,209,375
                                                                                  ------------
                                                                                    17,562,975
                                                                                  ------------
Services and Other  -- 3.1%
                    Allied Waste North America Inc.:
  1,125,000         7.875% due 1/1/09...........................................     1,113,750
    325,000         10.000% due 8/1/09..........................................       332,312
  1,225,000         American Tower Corp., 9.375% due 2/1/09.....................       814,625
    550,000         Comforce Operating Inc., 12.000% due 12/1/07................       343,750
                    Crown Castle International Corp.:
  1,025,000         10.750% due 8/1/11..........................................       809,750
    125,000         Zero coupon until 5/15/04, 10.375% thereafter, due
                     5/15/11....................................................        59,375
  1,000,000         Dyncorp Inc., 9.500% due 3/1/07.............................     1,035,000
  1,250,000         Holt Group, 9.750% due 1/15/06 (c)..........................        45,312
    430,000         Mail-Well I Corp., 8.750% due 12/15/08......................       376,250
  1,000,000         Pierce Leahy Command Corp., 8.125% due 5/15/08..............     1,015,000
  2,000,000         Safety-Kleen Corp., 9.250% due 6/1/08 (c)...................           200
  1,250,000         SBA Communications Corp., 10.250% due 2/1/09................       712,500
                    Spectrasite Holdings, Inc.:
    600,000         10.750% due 3/15/10.........................................       267,000
    400,000         Zero coupon until 7/15/03, 12.000% thereafter, due
                     7/15/08....................................................       102,000
                                                                                  ------------
                                                                                     7,026,824
                                                                                  ------------
Technology  -- 0.9%
  1,000,000         Unisys Corp., 8.125% due 6/1/06.............................     1,007,500
  1,125,000         Xerox Capital Europe PLC, 5.875% due 5/15/04................       966,094
                                                                                  ------------
                                                                                     1,973,594
                                                                                  ------------
Telecommunications  -- 2.7%
    700,000         American Cellular Corp., 9.500% due 10/15/09................       570,500
    250,000         Dobson Communications Corp., 10.875% due 7/1/10.............       231,250

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------
Schedule of Investments (unaudited)  (continued)
February 28, 2002

   FACE
  AMOUNT                                    SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Telecommunications -- 2.7% (continued)
                    Global Crossing Holdings Ltd. (c):
$ 1,700,000         9.125% due 11/15/06.........................................  $     42,500
    250,000         9.500% due 11/15/09.........................................         6,250
                    Nextel Communications, Inc.:
    250,000         9.375% due 11/15/09.........................................       160,000
  1,475,000         Zero coupon until 9/15/02, 10.650% thereafter, due
                     9/15/07....................................................       932,937
  1,500,000         Zero coupon until 2/15/03, 9.950% thereafter, due 2/15/08...       828,750
  1,450,000         NEXTLINK Communications Inc., 10.750% due 6/1/09 (c)........       174,000
  1,000,000         Price Communications Wireless, Inc., 11.750% due 7/15/07....     1,052,500
    625,000         Rogers Cantel Inc., 8.800% due 10/1/07......................       578,125
    525,000         Rural Cellular Corp., 9.750% due 1/15/10 (b)................       427,875
    275,000         TeleCorp PCS, Inc., 10.625% due 7/15/10.....................       312,125
                    Triton PCS Inc.:
    375,000         8.750% due 11/15/11.........................................       346,875
    250,000         Zero coupon until 5/1/03, 11.000% thereafter, due 5/1/08....       213,750
    575,000         UbiquiTel Operating Co., zero coupon until 4/15/05, 14.000%
                     thereafter, due 4/15/10....................................       152,375
                                                                                  ------------
                                                                                     6,029,812
                                                                                  ------------
Utilities  -- 1.3%
                    Azurix Corp.:
    975,000         10.375% due 2/15/07.........................................       736,125
    550,000         10.750% due 2/15/10.........................................       415,250
                    Calpine Corp.:
    500,000         8.750% due 7/15/07..........................................       358,125
    500,000         8.625% due 8/15/10..........................................       353,750
  1,125,000         CMS Energy Corp., 9.875% due 10/15/07.......................     1,165,781
                                                                                  ------------
                                                                                     3,029,031
                                                                                  ------------
                    Total Corporate Bonds (Cost  -- $101,341,594)...............    89,837,518
                                                                                  ------------
Convertible Bonds  -- 0.7%
    175,000         Ciena Corp., 3.750% due 2/1/08..............................       108,500
  1,250,000         Comverse Technology, Inc., 1.500% due 12/1/05...............       954,688
    600,000         i2 Technologies, Inc., 5.250% due 12/15/06..................       435,000
                                                                                  ------------
                    Total Convertible Bonds (Cost  -- $1,484,338)...............     1,498,188
                                                                                  ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------
Schedule of Investments (unaudited)  (continued)
February 28, 2002

   FACE
  AMOUNT                                    SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Sovereign Bonds -- 57.3%
Argentina  -- 1.1%
                    Republic of Argentina (c):
$ 1,350,000         14.250% due 11/30/02........................................  $    384,750
  6,107,000         Structured Note, 24.505% due 4/10/05 (d)(e).................     1,984,775
                                                                                  ------------
                                                                                     2,369,525
                                                                                  ------------
Brazil  -- 16.1%
                    Federal Republic of Brazil:
  2,750,000         9.625% due 7/15/05..........................................     2,725,938
  2,500,000         8.875% due 4/15/24..........................................     1,770,625
  3,075,000         12.250% due 3/6/30..........................................     2,810,550
 35,095,185         C Bond, 8.000% due 4/15/14..................................    28,558,707
    500,000         DCB, Series L, 3.250% due 4/15/12 (d).......................       368,594
                                                                                  ------------
                                                                                    36,234,414
                                                                                  ------------
Bulgaria  -- 3.0%
  7,650,000         Republic of Bulgaria, Discount Bond, Series A, 2.8125% due
                     7/28/24 (d)................................................     6,819,210
                                                                                  ------------
Colombia  -- 1.1%
  2,450,000         Republic of Colombia, 11.750% due 2/25/20...................     2,383,237
                                                                                  ------------
Ecuador  -- 3.5%
                    Republic of Ecuador:
  6,000,000         12.000% due 11/15/12........................................     4,732,500
  2,682,000         5.000% due 8/15/30 (b)(d)...................................     1,393,299
  3,200,000         5.000% due 8/15/30 (d)......................................     1,662,400
                                                                                  ------------
                                                                                     7,788,199
                                                                                  ------------
Ivory Coast  -- 0.2%
  2,000,000         Ivory Coast, FLIRB, 2.000% due 3/29/18 (c)..................       400,000
                                                                                  ------------
Jamaica  -- 0.2%
    500,000         Government of Jamaica, 12.750% due 9/1/07 (b)...............       556,250
                                                                                  ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------
Schedule of Investments (unaudited)  (continued)
February 28, 2002

   FACE
  AMOUNT                                    SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Mexico -- 4.0%
                    United Mexican States:
$ 6,610,000         11.500% due 5/15/26.........................................  $  8,804,520
    125,000         Discount Bond, Series D, 2.8325% due 12/31/19 (d)...........       124,844
                                                                                  ------------
                                                                                     8,929,364
                                                                                  ------------
Panama  -- 0.7%
  1,759,260         Republic of Panama, IRB, 4.750% due 7/17/14 (d).............     1,631,714
                                                                                  ------------
Peru  -- 2.9%
                    Republic of Peru (d):
  4,900,000         FLIRB, 4.000% due 3/7/17....................................     3,647,437
  3,600,000         PDI, 4.500% due 3/7/17......................................     2,884,500
                                                                                  ------------
                                                                                     6,531,937
                                                                                  ------------
Philippines  -- 2.0%
                    Republic of Philippines:
    675,000         4.945% due 6/18/04 (d)......................................       681,750
  2,815,000         9.875% due 1/15/19..........................................     2,880,097
    900,000         NMB, 2.875% due 1/5/05 (d)..................................       882,000
                                                                                  ------------
                                                                                     4,443,847
                                                                                  ------------
Russia  -- 14.2%
                    Russia:
  6,950,000         10.000% due 6/26/07.........................................     7,375,687
  2,735,000         8.250% due 3/31/10..........................................     2,611,925
  5,358,693         8.250% due 3/31/10 (b)......................................     5,117,552
  7,300,000         11.000% due 7/24/18.........................................     7,783,625
 13,650,540         5.000% due 3/31/30 (d)......................................     9,030,515
                                                                                  ------------
                                                                                    31,919,304
                                                                                  ------------
Turkey  -- 4.0%
                    Republic of Turkey:
  4,570,000         12.375% due 6/15/09.........................................     4,798,728
  1,600,000         11.500% due 1/23/12.........................................     1,608,400
  2,630,000         11.875% due 1/15/30.........................................     2,642,887
                                                                                  ------------
                                                                                     9,050,015
                                                                                  ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------
Schedule of Investments (unaudited)  (continued)
February 28, 2002

   FACE
  AMOUNT                                    SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Venezuela -- 4.3%
                    Republic of Venezuela:
$ 3,000,000         13.625% due 8/15/18.........................................  $  2,568,750
  5,500,000         Discount Bond, Series W-A, 3.1875% due 3/31/20 (including
                     39,270 rights) (d).........................................     3,905,021
  4,000,270         NMB, Series A, 3.000% due 12/18/05 (d)......................     3,235,218
                                                                                  ------------
                                                                                     9,708,989
                                                                                  ------------
                    Total Sovereign Bonds (Cost  -- $122,181,841)...............   128,766,005
                                                                                  ------------
Loan Participations (d)(f)  -- 0.5%
    627,447         Kingdom of Morocco, Tranche B, 2.78125% due 1/1/04
                     (Morgan Stanley Emerging Markets Inc.).....................       574,114
                    The People's Democratic Republic of Algeria:
     10,491         Tranche 1, 4.3125% due 9/4/06 (J.P. Morgan Chase & Co.).....         9,705
    639,013         Tranche 3, 4.3125% due 3/4/10 (J.P. Morgan Chase & Co. and
                      CS First Boston Corp.)....................................       562,332
                                                                                  ------------
                    Total Loan Participations (Cost  -- $1,002,659).............     1,146,151
                                                                                  ------------

   SHARES
------------
Common Stock (g) -- 0.2%
     12,166         Axiohm Transaction Solutions, Inc. .........................             0
     29,245         Imperial Sugar Co. .........................................       232,499
     44,962         UnitedGlobalCom., Inc., Class A Shares......................       179,848
                                                                                  ------------
                    Total Common Stock (Cost  -- $1,034,225)....................       412,347
                                                                                  ------------
Preferred Stock  -- 0.0%
         12         Anvil Holdings Inc., Series B, 13.000%......................           153
  1,000,000         APP Finance (II) Mauritius Ltd., Series A...................        22,500
        400         CSC Holdings Inc., Series M, 11.125%........................        41,100
                    TCR Holding Corp. (g):
      4,091         Class B.....................................................             4
      2,250         Class C.....................................................             2
      5,932         Class D.....................................................             6
     12,271         Class E.....................................................            12
                                                                                  ------------
                    Total Preferred Stock (Cost  -- $44,271)....................        63,777
                                                                                  ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------
Schedule of Investments (unaudited)  (continued)
February 28, 2002

  SHARES                                    SECURITY(a)                              VALUE
----------------------------------------------------------------------------------------------
Warrants and Rights (g) -- 0.1%
  1,837,253         ContiFinancial Corp., Units of Interest (Represents
                     interests in a trust in the liquidation of ContiFinancial
                     Corp. and its affiliates)..................................  $    141,266
      1,000         Glasstech Inc. (Exercise price of $0.01 per share expiring on 6/30/04. Each warrant exercisable for 0.125 shares of
                     common stock)..............................................           500
      5,000         In Flight Phone (Exercise price of $0.01 per share expiring on 8/31/02. Each warrant exercisable for one share of
                     common stock)..............................................             0
      1,000         Mattress Discounters Co. (Exercise price of $0.01 per share expiring on 7/15/07. Each warrant exercisable for 4.85
                     shares of Class A common stock and 0.539 shares of Class L
                     common stock)..............................................         1,625
      8,000         Terex Corp., Stock Appreciation Rights (Expiring 5/15/02)...       163,000
        750         UbiquiTel Operating Co. (Exercise price of $22.74 per share expiring on 4/15/10. Each warrant exercisable for 5.965
                     shares of common stock)....................................        24,094
                                                                                  ------------
                    Total Warrants and Rights (Cost  -- $183,058)...............       330,485
                                                                                  ------------

   FACE
  AMOUNT                                    SECURITY                                 VALUE
----------------------------------------------------------------------------------------------
Repurchase Agreement -- 1.2%
$ 2,619,000         UBS PaineWebber Inc., 1.870% due 3/1/02; Proceeds at
                     maturity  -- $2,619,136; (Fully collateralized by U.S.
                     Treasury Notes, 9.875% due 11/15/15;
                     Market value  -- $2,672,430) (Cost  -- $2,619,000).........     2,619,000
                                                                                  ------------

                    Total Investments  -- 100% (Cost  -- $229,890,986)..........  $224,673,471
                                                                                  ------------
                                                                                  ------------

--------------------------------------------------------------------------------

(a) All securities segregated as collateral pursuant to loan agreement.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c) Security is currently in default.

(d) Rate shown reflects current rate on instrument with variable rate or step coupon rates.

(e) Coupon rate is derived from a formula based on the yields of other Argentina bonds.

(f ) Participation interests were acquired through the financial institutions indicated parenthetically.

(g) Non-income producing security.

   Abbreviations used in this schedule:

    C Bond  --  Capitalization Bond.
    DCB     --  Debt Conversion Bond.
    FLIRB   --  Front Loaded Interest Reduction Bond.
    IRB     --  Interest Reduction Bond.
    NMB     --  New Money Bond.
    PDI     --  Past Due Interest.

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------------------
Statement of Assets and Liabilities (unaudited)
February 28, 2002

ASSETS:
   Investments, at value (Cost  -- $229,890,986)............  $224,673,471
   Cash.....................................................           759
   Receivable for securities sold...........................     5,433,815
   Interest receivable......................................     5,294,245
   Prepaid expenses.........................................        26,802
                                                              ------------
   TOTAL ASSETS.............................................   235,429,092
                                                              ------------
LIABILITIES:
   Loan payable (Note 4)....................................    75,000,000
   Payable for securities purchased.........................     3,335,581
   Loan interest payable (Note 4)...........................       371,084
   Management fee payable...................................       129,806
   Accrued expenses.........................................        77,884
                                                              ------------
   TOTAL LIABILITIES........................................    78,914,355
                                                              ------------
TOTAL NET ASSETS............................................  $156,514,737
                                                              ------------
                                                              ------------
NET ASSETS:
   Common Stock ($0.001 par value, 100,000,000 shares
    authorized; 14,903,025 shares outstanding)..............  $     14,903
   Additional paid-in capital...............................   206,968,461
   Overdistributed net investment income....................      (424,212)
   Accumulated net realized loss from security
    transactions............................................   (44,826,900)
   Net unrealized depreciation of investments...............    (5,217,515)
                                                              ------------
TOTAL NET ASSETS............................................  $156,514,737
                                                              ------------
                                                              ------------
NET ASSET VALUE, PER SHARE ($156,514,737 [div] 14,903,025
 shares outstanding)........................................        $10.50
                                                                    ------
                                                                    ------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------
Statement of Operations (unaudited)
For the Six Months Ended February 28, 2002

INVESTMENT INCOME:
   Interest.................................................  $ 12,807,937
   Less: Interest expense (Note 4)..........................    (1,611,989)
                                                              ------------
   Total Investment Income..................................    11,195,948
                                                              ------------
EXPENSES:
   Management fee (Note 2)..................................       827,334
   Loan fees................................................        68,907
   Audit and tax services...................................        27,521
   Shareholder communications...............................        25,092
   Legal fees...............................................        20,828
   Custody..................................................        19,637
   Transfer agent fees......................................        19,141
   Listing fees.............................................        15,640
   Directors' fees..........................................        15,472
   Other....................................................        13,519
                                                              ------------
   TOTAL EXPENSES...........................................     1,053,091
                                                              ------------
NET INVESTMENT INCOME.......................................    10,142,857
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
   Realized Loss From Security Transactions (excluding
    short-term securities):
      Proceeds from sales...................................   113,082,493
      Cost of securities sold...............................   118,247,301
                                                              ------------
   NET REALIZED LOSS........................................    (5,164,808)
                                                              ------------
   Change in Net Unrealized Depreciation of Investments:
      Beginning of period...................................    (6,874,022)
      End of period.........................................    (5,217,515)
                                                              ------------
   DECREASE IN NET UNREALIZED DEPRECIATION..................     1,656,507
                                                              ------------
NET LOSS ON INVESTMENTS.....................................    (3,508,301)
                                                              ------------
INCREASE IN NET ASSETS FROM OPERATIONS......................  $  6,634,556
                                                              ------------
                                                              ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.
----------------------------------------------------
Statements of Changes in Net Assets
For the Six Months Ended February 28, 2002 (unaudited) and the Year Ended August 31, 2001

                                                                  2002           2001
-----------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income....................................  $ 10,142,857   $ 20,388,910
   Net realized loss........................................    (5,164,808)   (17,727,748)
   Decrease in net unrealized depreciation..................     1,656,507      1,088,446
                                                              ------------   ------------
   INCREASE IN NET ASSETS FROM OPERATIONS...................     6,634,556      3,749,608
                                                              ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income....................................   (10,593,789)   (20,942,196)
   Capital..................................................            --       (120,661)
                                                              ------------   ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................   (10,593,789)   (21,062,857)
                                                              ------------   ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued on reinvestment of dividends
    (60,518 and 93,967 shares issued, respectively).........       676,797      1,040,840
                                                              ------------   ------------
   INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS...       676,797      1,040,840
                                                              ------------   ------------
DECREASE IN NET ASSETS......................................    (3,282,436)   (16,272,409)
NET ASSETS:
   Beginning of period......................................   159,797,173    176,069,582
                                                              ------------   ------------
   END OF PERIOD*...........................................  $156,514,737   $159,797,173
                                                              ------------   ------------
                                                              ------------   ------------
*Includes undistributed (overdistributed) net investment
income of:..................................................     $(424,212)       $26,720
                                                              ------------   ------------
                                                              ------------   ------------

---------------------------------------
Statement of Cash Flows (unaudited)
For the Six Months Ended February 28, 2002

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
   Proceeds from sales of portfolio securities and principal
    paydowns................................................  $ 114,130,688
   Purchases of portfolio securities........................   (112,354,212)
   Net purchases of short-term securities...................       (366,000)
                                                              -------------
                                                                  1,410,476
   Net investment income....................................     10,142,857
   Adjustments to reconcile net investment income to net
    cash provided by operating activities:
      Accretion of discount on securities...................     (2,166,026)
      Net change in receivables/payables related to
        operations..........................................        530,056
                                                              -------------
   NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES..........      9,917,363
                                                              -------------
CASH FLOWS USED BY FINANCING ACTIVITIES:
   Proceeds from shares issued in reinvestment of
    distributions...........................................        676,797
   Distributions paid.......................................    (10,593,789)
                                                              -------------
   NET CASH FLOWS USED BY FINANCING ACTIVITIES..............     (9,916,992)
                                                              -------------
NET INCREASE IN CASH........................................            371
Cash, Beginning of period...................................            388
                                                              -------------
CASH, END OF PERIOD.........................................  $         759
                                                              -------------
                                                              -------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.
----------------------------------------------
Notes to Financial Statements (unaudited)

Note 1. Significant Accounting Policies

Global Partners Income Fund Inc. ('Fund') was incorporated in Maryland on September 3, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on October 29, 1993. The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of high-yield U.S. and non-U.S. corporate debt securities and high-yield foreign sovereign debt securities. As a secondary objective, the Fund seeks capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITIES VALUATION. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

GLOBAL             PARTNERS             INCOME             FUND             INC.
----------------------------------------------
Notes to Financial Statements (unaudited)  (continued)

FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends to shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are due primarily to deferral of wash sale and post-October losses. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.

REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discount on debt obligations. For the six months ended February 28, 2002, the Fund paid interest expenses of $1,539,405.

YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. At August 31, 2001, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

GLOBAL             PARTNERS             INCOME             FUND             INC.
----------------------------------------------
Notes to Financial Statements (unaudited)  (continued)

Note 2. Management and Advisory Fees and Other Transactions

The Fund has entered into a management agreement with PIMCO Advisors L.P. ('Investment Manager'), pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers.

The Investment Manager and the Fund have entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc ('Investment Adviser'), a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ('SSBH'), which, in turn, is a subsidiary of Citigroup Inc., pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund. The Investment Adviser has delegated certain administrative services to Smith Barney Fund Management LLC ('SBFM'), an affiliate of the Investment Adviser, pursuant to a Sub-Administration Agreement between the Investment Adviser and SBFM.

The Fund pays the Investment Manager a monthly fee at an annual rate of 1.10% of the Fund's average weekly net assets for its services, out of which the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of 0.65% of the Fund's average weekly net assets for its services.

At February 28, 2002, Salomon Smith Barney Inc., another subsidiary of SSBH, owned 4,587 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager or the Investment Adviser.

Note 3. Portfolio Activity

During the six months ended February 28, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases...................................................  $112,221,217
                                                              ------------
                                                              ------------
Sales.......................................................  $113,082,493
                                                              ------------
                                                              ------------

GLOBAL             PARTNERS             INCOME             FUND             INC.
----------------------------------------------
Notes to Financial Statements (unaudited)  (continued)

At February 28, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation...............................  $ 14,504,077
Gross unrealized depreciation...............................   (19,721,592)
                                                              ------------
Net unrealized depreciation.................................  $ (5,217,515)
                                                              ------------
                                                              ------------

Note 4. Bank Loan

The Fund had outstanding a $75,000,000 loan pursuant to a secured loan agreement with ING Baring (U.S.) Capital Corporation which matured on November 20, 2001.

At February 28, 2002, the Fund had outstanding a $75,000,000 loan pursuant to a revolving credit and security agreement with CXC Inc., a commercial paper conduit issuer for which Citicorp North America Inc. acts as administrative agent. The agreement between the Fund and CXC Inc. commenced on November 20, 2001. The loans generally bear interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

Note 5. Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. At February 28, 2002, the Fund held loan participations with a total cost of $1,002,659.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

GLOBAL             PARTNERS             INCOME             FUND             INC.
----------------------------------------------
Notes to Financial Statements (unaudited)  (continued)

Note 6. 'When and If' Issued Bonds

'When and if' issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a 'when and if' issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase cost of the bond. Settlement of trades (i.e., receipt and delivery) of the 'when and if' issued bond is contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in 'when and if' issued bonds become null and void, and, accordingly, the Fund will reverse any unrealized gain or loss recorded on such transactions.

Note 7. Credit Risk

The yields of emerging market debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of sovereign bonds and loan participations held by the Fund.

The net asset value of the Fund could be negatively affected if the Fund were required to liquidate assets in other than an orderly manner and/or in adverse market conditions to repay any bank loans outstanding.

Note 8. Capital Loss Carryforward

At August 31, 2001, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $24,085,000, available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on August 31 of the year indicated:

                                                  2007              2009
                                                  ----              ----
Carryforward Amounts.........................  $15,469,000       $8,616,000

Note 9. Dividends Subsequent to February 28, 2002

On January 24 2002, the Board of Directors of the Fund declared two dividends from net investment income, each in the amount of $0.11875 per share, payable on March 22 and April 26, 2002, to shareholders of record on March 12 and April 16, 2002, respectively.

GLOBAL             PARTNERS             INCOME             FUND             INC.
----------------------------------
Financial Highlights
For a share of common stock outstanding throughout each fiscal year ended
August 31, unless
otherwise noted:

                                                  2002(1)      2001       2000       1999       1998       1997
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD............................    $10.77     $11.94     $10.98     $ 9.76     $16.18     $13.88
                                                  --------   --------   --------   --------   --------   --------
INCOME (LOSS) FROM OPERATIONS:
 Net investment income..........................      0.68       1.38       1.44       1.59       1.55       1.55
 Net realized and unrealized
   gain (loss)..................................     (0.24)     (1.12)      0.95       1.30      (5.53)      2.46
                                                  --------   --------   --------   --------   --------   --------
Total Income (Loss) From Operations.............      0.44       0.26       2.39       2.89      (3.98)      4.01
                                                  --------   --------   --------   --------   --------   --------
LESS DISTRIBUTIONS FROM:
 Net investment income..........................     (0.71)     (1.42)     (1.43)     (1.67)     (1.62)     (1.71)
 Net realized gains.............................        --         --         --         --      (0.49)        --
 Capital........................................        --      (0.01)        --         --         --         --
 Excess of net realized capital gains...........        --         --         --         --      (0.33)        --
                                                  --------   --------   --------   --------   --------   --------
Total Distributions.............................     (0.71)     (1.43)     (1.43)     (1.67)     (2.44)     (1.71)
                                                  --------   --------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD..................    $10.50     $10.77     $11.94     $10.98     $ 9.76     $16.18
                                                  --------   --------   --------   --------   --------   --------
                                                  --------   --------   --------   --------   --------   --------
MARKET VALUE, END OF PERIOD.....................    $12.45     $11.88   $11.6250   $11.3125    $8.5625   $15.4375
TOTAL RETURN,
 BASED ON MARKET VALUE(2).......................     11.65%'DD' 16.26%     17.57%    53.57%     (34.35)%    31.28%
RATIOS TO AVERAGE NET ASSETS:
 Total expenses, including interest expense.....      3.53%'D'   4.90%      4.95%     4.22%       3.54%      3.55%
 Total expenses, excluding interest expense
   (operating expenses).........................      1.39%'D'   1.28%      1.30%     1.27%       1.31%      1.31%
 Net investment income..........................     13.42%'D'  12.53%     12.53%    14.26%      10.56%     10.14%
PORTFOLIO TURNOVER RATE.........................        51%        92%       111%       102%       144%       107%
NET ASSETS, END OF PERIOD (000S)................  $156,515   $159,797   $176,070   $162,004   $142,129   $234,735
Bank Loans Outstanding,
 End of Period (000s)...........................   $75,000    $75,000    $75,000    $75,000    $75,000    $75,000
Weighted Average Bank Loans (000s)..............   $75,000    $75,000    $75,000    $75,000    $75,000    $75,000
Weighted Average Interest Rate
 on Bank Loans..................................      4.33%'D'   7.86%      8.28%     6.42%      6.34%       6.65%
-----------------------------------------------------------------------------------------------------------------

(1) For the six months ended February 28, 2002 (unaudited).

(2) For purposes of this calculation, dividends on common shares are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

 'DD' Total return is not annualized, as it may not be representative of the total return for the year.

 'D'  Annualized.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------------------------------------------------

PURSUANT TO CERTAIN RULES OF THE SECURITIES AND EXCHANGE COMMISSION, THE FOLLOWING ADDITIONAL DISCLOSURE IS PROVIDED.

Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan (unaudited)

1. Each shareholder initially purchasing shares of common stock ('Shares') of Global Partners Income Fund Inc. ('Fund') on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan ('Plan'), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent ('Agent'). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of 'street name' and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a 'Participant.' The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a 'market premium'), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a 'market discount'), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a 'Trading Day') preceding the payment date for the dividend or distribution. For purposes herein, 'market price' will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the 'ex-dividend' date next succeeding the dividend or distribution payment date.

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------------------------------------------------
Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan (unaudited)  (continued)

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------------------------------------------------
Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan (unaudited)  (continued)

Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

9. The Agent will maintain all Participants' accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at

GLOBAL             PARTNERS             INCOME             FUND             INC.
--------------------------------------------------------------------------------
Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan (unaudited)  (continued)

least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ('Nominee Holders'), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

The report is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

                     (This page intentionally left blank.)

GLOBAL             PARTNERS             INCOME             FUND             INC.

---------
Directors

LESLIE H. GELB
    President, The Council on Foreign Relations

HEATH B. MCLENDON
    Co-Chairman of the Board;
    Managing Director, Salomon Smith Barney Inc.
    President and Director, Smith Barney Fund Management LLC and Travelers Investment Advisers, Inc.

RIORDAN ROETT
    Professor and Director, Latin American
    Studies Program, Paul H. Nitze
    School of Advanced International Studies,
    Johns Hopkins University

JESWALD W. SALACUSE
    Henry J. Braker Professor of Commercial Law, and formerly Dean, The Fletcher School of
    Law & Diplomacy Tufts University

STEPHEN TREADWAY
    Co-Chairman of the Board;
    Executive Vice President,
    PIMCO Advisors L.P.
    Chairman and President, PIMCO Funds Distributors LLC

CHARLES F. BARBER, Emeritus
    Consultant; formerly Chairman,
    ASARCO Inc.

-------
Officers

HEATH B. MCLENDON
    Co-Chairman of the Board

STEPHEN TREADWAY
    Co-Chairman of the Board

LEWIS E. DAIDONE
    Executive Vice President and Treasurer

JAMES E. CRAIGE
    Executive Vice President

THOMAS K. FLANAGAN
    Executive Vice President

NEWTON B. SCHOTT
    Executive Vice President

BETH A. SEMMEL
    Executive Vice President

PETER J. WILBY
    Executive Vice President

ANTHONY PACE
    Controller

CHRISTINA T. SYDOR
    Secretary

-----------------
Global Partners
Income Fund Inc.
    125 Broad Street
    10th Floor, MF-2
    New York, New York 10004
    Telephone 1-888-777-0102

INVESTMENT MANAGER
    PIMCO Advisors L.P.
    800 Newport Center Drive
    Suite 100
    Newport Beach, California 92660

INVESTMENT ADVISER
    Salomon Brothers Asset Management Inc
    388 Greenwich Street
    New York, New York 10013

CUSTODIAN
    The Chase Manhattan Bank
    Four Metrotech Center
    Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT
    American Stock Transfer & Trust Company
    40 Wall Street
    New York, New York 10005

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
    GDF

--------------------------------------------------------------------------------

American Stock Transfer & Trust Company                     FIRST-CLASS MAIL
40 Wall Street                                                U.S. POSTAGE
New York, New York 10005                                          PAID
                                                              BROOKLYN, NY
                                                               PERMIT No.
                                                                  1726


Global Partners
Income Fund Inc.



Semi-Annual Report
February 28, 2002


                               STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as..................................'D'
The double dagger symbol shall be expressed as...........................'DD'